Supplement Dated October 31, 2008 to Prospectus Dated May 1, 2008 for BEACON ADVISOR Flexible Contribution Deferred Variable Annuity Contract	OM Financial Life Insurance Company Old Mutual Financial Network Separate Account VA

The information in this supplement updates and amends certain information contained in the variable annuity contract prospectus shown above. Please read it carefully and keep it with your variable annuity contract prospectus.

1.	Effective October 31, 2008, the following Subaccounts are closed to new investment:

•	Old Mutual VA Asset Allocation Balanced, Service Class
•	Old Mutual VA Asset Allocation Conservative, Service Class
•	Old Mutual VA Asset Allocation Moderate Growth, Service Class

2.         The optional Guaranteed Minimum Accumulation Benefit Rider (“GMAB Rider”) is not offered for sale. All references to the GMAB Rider are deleted from the prospectus.

3.         The Total Annual Portfolio Operating Expenses table on page 4 of the prospectus is deleted and replaced with the following table:

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Contract. The operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2007. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets for the year ended December 31, 2007)

Expenses that are deducted from portfolio company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses

	Maximum	Minimum
Before any Waivers and Reductions	3.83% (1)	0.47% (2)
(1)	Rydex VT Inverse Government Long Bond Strategy Fund Portfolio
(2)	PIMCO VIT Money Market Portfolio.

Retain this Supplement with your Beacon Advisor Prospectus.

If you no longer have your prospectus, you may obtain a copy from our website www.omfn.com or by calling us at 1-866-599-2760.

Beacon Advisor prospectus Supplement dated October 31, 2008.	Page 1 of 2

4.         The Examples of Expenses section on page 5 of the prospectus is deleted and replaced with the following:

☐	EXAMPLES OF EXPENSES

The Examples below are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, contract fees, separate account annual expenses, and underlying portfolio fees and expenses.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Contract fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart. Please note that although the examples assume $10,000 contribution to aid comparisons, our minimum contribution for this Contract is $50,000.

	The Contract’s Expenses are the same whether the Policy is surrendered, annuitized, or continues at the end of the time period shown
	1 Year	3 Years	5 Years	10 Years
Maximum (1) Single Life Joint Lives	$1,139 $1,149	$3,304 $3,330	$5,323 $5,360	$9,741 $9,790
Minimum(2)	$293	$882	$1,475	$2,951

(1)   Maximum Contract Expense Fees. This example assumes maximum charges of 1.60%(single life) and 1.70%(joint lives) for Total Separate Account Annual Expenses and assumes each optional rider is selected, and assumes a $600 guaranteed maximum Contract Fee, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (3.83%).

(2)   Minimum Contract Expense Fees.  This example assumes only current charges of 0.05% for Total Separate Account Annual Expenses (the Administrative Expense Charge) for the first five Contract Years, $240 current Contract Fee, plus the minimum fees and expenses beforeany waivers or reductions of any of the portfolio companies (0.47%).

Retain this Supplement with your Beacon Advisor Prospectus.

If you no longer have your prospectus, you may obtain a copy from our website www.omfn.com or by calling us at 1-866-599-2760.

Beacon Advisor prospectus Supplement dated October 31, 2008.	Page 2 of 2